UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 16, 2010
Ameristar Casinos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22494	880304799

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3773 Howard Hughes Parkway, Suite 490S, Las Vegas, Nevada	89169

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 567-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders
(a)	The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Ameristar Casinos, Inc. (the “Company”) was held on June 16, 2010.

(b)	The following table shows the tabulation of votes for all matters put to vote at the Annual Meeting.

				Broker
Matters Put to Vote	For	Against/Withheld	Abstentions	Non-Votes

Election of Carl Brooks as a Class C Director	54,196,349	263,364	0	2,060,926
Election of Gordon R. Kanofsky as a Class C Director	46,923,619	7,536,094	0	2,060,926
Election of J. William Richardson as a Class C Director	54,198,375	261,338	0	2,060,926
Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010	56,437,983	38,378	44,278	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ameristar Casinos, Inc.
June 18, 2010	By:	/s/ Peter C. Walsh
		Name:	Peter C. Walsh
		Title:	Senior Vice President and General Counsel